UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012

NAVARRE CORPORATION

(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7400 49th Avenue North, New Hope, MN 55428

(Address of principal executive offices)

Registrant’s telephone number, including area code: (763) 535-8333

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 8, 2012, the Board of Directors (the “Board’) of Navarre Corporation (the “Company”) approved the amendment and restatement of the Company’s Bylaws (the “Second Amended and Restated Bylaws”). The Second Amended and Restated Bylaws were effective upon approval by the Board and were adopted with the primary purpose of providing consistency with current practices, to provide procedural flexibility where appropriate, as well as to provide consistent concepts with the Company’s recently adopted Governance Guidelines. These changes include the following:

•	Updating of provisions regarding notice to shareholders to provide for the dissemination of information by means of electronic communication (Article II – Section 4)

•	The removal of a provision that provided for voting at a meeting of the shareholders to be performed by ballot under certain circumstances (Article II –Section 7)

•

The addition of language clarifying that advisory votes of the Company’s shareholders shall be tabulated utilizing a plurality methodology and that such votes shall be non-binding on the Company or its Board of Directors (Article II – Section 12)

•	Clarification of language in connection with the process of calling a meeting of the Company’s Board of Directors (Article III – Section 4)

•

The addition of language requiring that nominations for the election of directors at a special meeting of the shareholders be provided not less than three days prior to such meeting (Article III – Section 15)

•	The modification of provisions relating to the Company’s officers that addresses their appointment, applicable roles, and removal (Article IV)

•

The addition of a provision indicating that the proper forum for all derivative actions by the Company and other similar litigation shall be the state and federal courts located in Hennepin County, MN (Article XII).

In addition, the Second Amended and Restated Bylaws include conforming changes and other non-substantive and technical edits and updates.

The foregoing description is only a summary of the changes made to the Company’s Bylaws and is qualified in its entirety by reference to the Second Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit

3.1	Amended and Restated Bylaws of Navarre Corporation, as adopted March 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION

Dated: March 12, 2011	By:	/s/ Ryan F. Urness
Name: Ryan F. Urness
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Navarre Corporation, as adopted March 8, 2012